Exhibit 10.2
HANDLEMAN COMPANY
500 Kirts Blvd.
Troy, Michigan 48084
October 30, 2008
Silver Point Finance, LLC
Two Greenwich Plaza, 1st Floor
Greenwich, CT 06830
Re: Termination of Revolving Commitments
Ladies and Gentlemen:
     Reference hereby is made to the Credit and Guaranty Agreement, dated as of April 30, 2007 (as amended, supplemented or otherwise modified to date, the “Credit Agreement”), by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Guarantors” (such subsidiaries, together with Holdings, are referred to individually as a “Guarantor” and collectively, jointly and severally, as “Guarantors”), the lenders party hereto from time to time (“Lenders”), and Silver Point Finance, LLC (“Silver Point”), as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with Administrative Agent, each an “Agent” and collectively the “Agents”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement.
     Pursuant to Section 2.12(b) of the Credit Agreement, the Borrowers hereby notify the Administrative Agent that the Borrowers are hereby exercising their right to terminate the Revolving Commitments, in whole, effective on October 31, 2008.
[signature page follows]

Very truly yours, HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title: